UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02739 and 811-10179

Name of Fund: BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Basic
Value Fund, Inc. and Master Basic Value LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

BlackRock Basic Value

Fund, Inc.

ANNUAL REPORT I

JUNE 30, 2010

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised con-
cerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated —
primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a
12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder
Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of June 30, 2010 BlackRock Basic Value Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?
•Through the Fund’s investment in Master Basic Value LLC (the “Master
LLC”) for the 12-month period ended June 30, 2010, the Fund under-
performed its benchmark, the Russell 1000 Value Index, as well as the broad-market S&P 500 Index and the S&P 500 Value Index. The follow-
ing discussion of relative performance pertains to the Russell 1000
Value Index.

What factors influenced performance?

•Stock selection within the financials sector, particularly positions in
Morgan Stanley and The Bank of New York Mellon Corp., detracted from performance during the period. Stock selection among oil companies also proved disappointing, as did overall allocations within the energy sector, which was pressured by the oil spill in the Gulf of Mexico. In par-
ticular, Exxon Mobil Corp., Noble Corp. and Anadarko Petroleum Corp.
had a negative impact on returns. In industrials, the Master LLC’s hold-
ings in aerospace & defense companies and its underweight positions in road & rail companies and industrial conglomerates such as General
Electric Co., hampered returns. In materials, an overweight in metals &
mining industry also detracted.

•Conversely, stock selection in the information technology (IT) sector benefited the Master LLC, with Micron Technology Inc., Xerox Corp. and
International Business Machines Corp. posting gains. In utilities, the
Master LLC benefited from stock selection and allocation decisions, especially its underweight in electric utilities such as Exelon Corp. In telecommunication services (telecom), the Master LLC’s position in
Qwest Communications International, Inc. and underweight in AT&T, Inc.
added to returns. In consumer staples, the Master LLC benefited from favorable stock selection and underweights in tobacco and food.

Describe recent portfolio activity.
•During the 12-month period, we increased the Master LLC’s exposure to energy, industrials and financials by initiating new positions in Devon
Energy Corp., Hess Corp., Marathon Oil Corp., Occidental Petroleum
Corp., Fluor Corp., General Electric Co. and Citigroup, Inc. We reduced exposure to IT by trimming positions broadly and exiting positions in
Analog Devices, Inc. and Nokia Corp. We also reduced exposure to healthcare as the Master LLC’s shares of Schering Plough Co. and Wyeth were converted to Merck & Co., Inc. and Pfizer, Inc., respectively, due to acquisitions. The Master LLC’s exposure to telecom, consumer discre-
tionary and consumer staples were also reduced over the period.

Describe portfolio positioning at period end.

•As of June 30, 2010, relative to the benchmark index, the Master LLC was overweight in IT, energy, industrials, telecom, consumer staples and materials and underweight in financials, health care, utilities and consumer discretionary.

•For the remainder of 2010, we expect continued economic improve-
ment, although not in a straight line. Despite strong cyclical tailwinds, some macroeconomic headwinds remain that warrant caution. Given this environment, the Master LLC’s positioning at period end is more bal-
anced. The Master LLC’s IT exposure gives it a cyclical posture, which is offset by more defensive positions in consumer staples. We favor a bias towards large-cap companies and globally exposed companies with the potential to benefit from the rapid growth of economies in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including investment advisory and administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in Master Basic Value LLC. Master Basic Value LLC invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged Index is designed to provide a comprehensive measure of large-cap US equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the
S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
5 This index is a subset of Russell 1000 Index that consists of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. Effective September 30, 2009, the Fund changed the benchmark against which it measures its performance from the S&P 500
Value Index to the Russell 1000 Value Index, as Fund management believes the new benchmark more accurately reflects the investment strategy of the Fund.

Performance Summary for the Period Ended June 30, 2010
				Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(8.12)%	14.28%	N/A	0.11%	N/A	2.41%	N/A
Investor A	(8.25)	13.97	7.99%	(0.16)	(1.23)%	2.13	1.59%
Investor B	(8.65)	12.88	8.38	(1.01)	(1.30)	1.50	1.50
Investor C	(8.64)	13.01	12.01	(0.97)	(0.97)	1.33	1.33
Class R	(8.41)	13.51	N/A	(0.50)	N/A	1.88	N/A
S&P 500 Index	(6.65)	14.43	N/A	(0.79)	N/A	(1.59)	N/A
S&P 500 Value Index	(5.30)	16.40	N/A	(1.51)	N/A	1.10	N/A
Russell 1000 Value Index	(5.12)	16.92	N/A	(1.64)	N/A	2.38	N/A

6 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2010 5

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%
per year.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvest-
ment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, serv-
ice, distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical invest-
ment of $1,000 invested on January 1, 2010 and held through June 30,
2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2010	June 30, 2010	During the Period[1]	January 1, 2010	June 30, 2010	During the Period[1]	Ratio
Institutional	$1,000	$918.80	$2.57	$1,000	$1,022.12	$2.71	0.54%
Investor A	$1,000	$917.50	$4.09	$1,000	$1,020.54	$4.31	0.86
Investor B	$1,000	$913.50	$8.21	$1,000	$1,016.22	$8.65	1.73
Investor C	$1,000	$913.60	$7.92	$1,000	$1,016.52	$8.35	1.67
Class R	$1,000	$915.90	$5.70	$1,000	$1,018.85	$6.01	1.20

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the Fund and the Master LLC in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.
June 30, 2010
Assets
Investments at value — Master Basic Value LLC (the “Master LLC”) (cost — $3,318,853,329)	$ 3,955,383,066
Withdrawls receivable from the Master LLC	25,772,844
Capital shares sold receivable	7,086,497
Prepaid expenses	17,062
Total assets	3,988,259,469
Liabilities
Capital shares redeemed payable	32,859,341
Distribution fees payable	777,919
Other affiliates payable	87,316
Officer’s fees payable	1,387
Other accrued expenses payable	1,143,721
Total liabilities	34,869,684
Net Assets	$ 3,953,389,785
Net Assets Consist of
Paid-in capital	$ 3,889,197,537
Undistributed net investment income	34,618,860
Accumulated net realized loss allocated from the Master LLC	(606,956,349)
Net unrealized appreciation/depreciation allocated from the Master LLC	636,529,737
Net Assets	$ 3,953,389,785
Net Asset Value
Institutional — Based on net assets of $1,956,794,339 and 91,983,572 shares outstanding, 400 million shares authorized, $0.10 par value	$ 21.27
Investor A — Based on net assets of $1,461,423,302 and 69,206,084 shares outstanding, 200 million shares authorized, $0.10 par value	$ 21.12
Investor B — Based on net assets of $101,507,516 and 4,905,283 shares outstanding, 400 million shares authorized, $0.10 par value	$ 20.69
Investor C — Based on net assets of $413,806,168 and 20,917,510 shares outstanding, 200 million shares authorized, $0.10 par value	$ 19.78
Class R — Based on net assets of $19,858,460 and 969,683 shares outstanding, 400 million shares authorized, $0.10 par value	$ 20.48

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Statement of Operations	BlackRock Basic Value Fund, Inc.
Year Ended June 30, 2010
Investment Income
Net investment income allocated from the Master LLC:
Dividends	$ 107,893,133
Foreign taxes withheld	(798,715)
Securities lending — affiliated	298,135
Dividends — affiliated	47,898
Expenses	(18,780,497)
Total income	88,659,954
Expenses
Service — Investor A	4,074,376
Service and distribution — Investor B	1,481,997
Service and distribution — Investor C	4,635,538
Service and distribution — Class R	106,857
Transfer agent — Institutional	2,276,312
Transfer agent — Investor A	2,755,069
Transfer agent — Investor B	503,030
Transfer agent — Investor C	1,109,009
Transfer agent — Class R	59,062
Printing	217,825
Registration	92,751
Professional	84,752
Officer	5,685
Miscellaneous	30,770
Total expenses	17,433,033
Net investment income	71,226,921
Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	123,648,030
Net change in unrealized appreciation/depreciation on investments	343,495,707
Total realized and unrealized gain	467,143,737
Net Increase in Net Assets Resulting from Operations	$ 538,370,658

See Notes to Financial Statements.

8 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 71,226,921	$ 92,714,487
Net realized gain (loss)	123,648,030	(658,009,767)
Net change in unrealized appreciation/depreciation	343,495,707	(843,083,793)
Net increase (decrease) in net assets resulting from operations	538,370,658	(1,408,379,073)
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(41,476,697)	(56,372,234)
Investor A	(29,906,916)	(38,111,190)
Investor B	(1,032,003)	(3,159,713)
Investor C	(5,255,684)	(7,911,748)
Class R	(328,911)	(443,707)
Net realized gain:
Institutional	—	(47,280,236)
Investor A	—	(35,805,612)
Investor B	—	(6,480,815)
Investor C	—	(12,527,725)
Class R	—	(522,499)
Net decrease in net assets resulting from dividends and distributions to shareholders	(78,000,211)	(208,615,479)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(243,757,942)	(487,432,138)
Net Assets
Total increase (decrease) in net assets	216,612,505	(2,104,426,690)
Beginning of year	3,736,777,280	5,841,203,970
End of year	$3,953,389,785	$3,736,777,280
Undistributed net investment income	$ 34,618,860	$ 41,391,358

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Financial Highlights								BlackRock Basic Value Fund, Inc.
			Institutional					Investor A
		Year Ended June 30,					Year Ended June 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning
of year	$ 18.99	$ 26.12	$ 33.96	$ 32.87	$ 31.19	$ 18.86	$ 25.94	$ 33.78	$ 32.69	$ 31.03
Net investment income[1]	0.43	0.50	0.54	0.55	0.48	0.36	0.44	0.45	0.46	0.40
Net realized and unrealized
gain (loss)	2.31	(6.60)	(6.28)	6.98	3.18	2.30	(6.56)	(6.24)	6.95	3.16
Net increase (decrease) from
investment operations	2.74	(6.10)	(5.74)	7.53	3.66	2.66	(6.12)	(5.79)	7.41	3.56
Dividends and distributions
from:
Net investment income	(0.46)	(0.57)	(0.28)	(0.80)	(0.47)	(0.40)	(0.50)	(0.23)	(0.68)	(0.39)
Net realized gain	—	(0.46)	(1.82)	(5.64)	(1.51)	—	(0.46)	(1.82)	(5.64)	(1.51)
Total dividends and
distributions	(0.46)	(1.03)	(2.10)	(6.44)	(1.98)	(0.40)	(0.96)	(2.05)	(6.32)	(1.90)
Net asset value,
end of year	$ 21.27	$ 18.99	$ 26.12	$ 33.96	$ 32.87	$ 21.12	$ 18.86	$ 25.94	$ 33.78	$ 32.69
Total Investment Return[2]
Based on net asset value	14.28%	(23.67)%	(17.84)%	25.11%	12.18%[3]	13.97%	(23.93)%	(18.08)%	24.81%	11.89%[3]
Ratios to Average Net Assets[4]
Total expenses	0.55%	0.58%	0.53%	0.54%	0.57%	0.86%	0.89%	0.82%	0.80%	0.82%
Net investment income	1.93%	2.54%	1.76%	1.63%	1.52%	1.62%	2.24%	1.48%	1.37%	1.28%
Supplemental Data
Net assets,
end of year (000)	$ 1,956,794	$1,747,444	$2,721,795	$4,071,437	$3,655,602	$1,461,423	$1,388,725	$2,026,095	$2,759,567	$2,266,626
Portfolio turnover
of the Master LLC	48%	38%	45%	31%	42%	48%	38%	45%	31%	42%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
3 A portion of total investment return consists of payments by the previous investment advisor to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 12.08% for
Institutional Shares and 11.79% for Investor A Shares.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

10 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Financial Highlights (continued)								BlackRock Basic Value Fund, Inc.
			Investor B					Investor C
		Year Ended June 30,					Year Ended June 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value,
beginning of year	$ 18.45	$ 25.30	$ 33.10	$ 32.00	$ 30.39	$ 17.70	$ 24.37	$ 31.97	$ 31.15	$ 29.66
Net investment income[1]	0.16	0.26	0.19	0.19	0.15	0.17	0.26	0.19	0.19	0.15
Net realized and
unrealized gain (loss)	2.23	(6.41)	(6.10)	6.80	3.09	2.15	(6.17)	(5.87)	6.60	3.01
Net increase (decrease) from
investment operations	2.39	(6.15)	(5.91)	6.99	3.24	2.32	(5.91)	(5.68)	6.79	3.16
Dividends and distributions
from:
Net investment income	(0.15)	(0.24)	(0.07)	(0.25)	(0.12)	(0.24)	(0.30)	(0.10)	(0.33)	(0.16)
Net realized gain	—	(0.46)	(1.82)	(5.64)	(1.51)	—	(0.46)	(1.82)	(5.64)	(1.51)
Total dividends and
distributions	(0.15)	(0.70)	(1.89)	(5.89)	(1.63)	(0.24)	(0.76)	(1.92)	(5.97)	(1.67)
Net asset value,
end of year	$ 20.69	$ 18.45	$ 25.30	$ 33.10	$ 32.00	$ 19.78	$ 17.70	$ 24.37	$ 31.97	$ 31.15
Total Investment Return[2]
Based on net asset value	12.88%	(24.60)%	(18.76)%	23.82%	11.01%[3]	13.01%	(24.57)%	(18.71)%	23.83%	11.02%[3]
Ratios to Average Net Assets[4]
Total expenses	1.79%	1.79%	1.66%	1.59%	1.59%	1.68%	1.72%	1.62%	1.58%	1.59%
Net investment income	0.73%	1.34%	0.62%	0.59%	0.50%	0.80%	1.40%	0.68%	0.59%	0.50%
Supplemental Data
Net assets,
end of year (000)	$ 101,508	$ 168,115	$ 389,812	$ 729,334	$ 860,121	$ 413,806	$ 413,576	$ 675,654	$ 906,972	$ 763,451
Portfolio turnover
of the Master LLC	48%	38%	45%	31%	42%	48%	38%	45%	31%	42%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
3 A portion of total investment return consists of payments by the previous investment advisor to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 10.91% for
Investor B Shares and 10.92% for Investor C Shares.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Financial Highlights (concluded)			BlackRock Basic Value Fund, Inc.
			Class R
		Year Ended June 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 18.31	$ 25.19	$ 32.92	$ 31.98	$ 30.41
Net investment income[1]	0.27	0.35	0.33	0.35	0.32
Net realized and unrealized gain (loss)	2.23	(6.37)	(6.06)	6.79	3.08
Net increase (decrease) from investment operations	2.50	(6.02)	(5.73)	7.14	3.40
Dividends and distributions from:
Net investment income	(0.33)	(0.40)	(0.18)	(0.56)	(0.32)
Net realized gain	—	(0.46)	(1.82)	(5.64)	(1.51)
Total dividends and distributions	(0.33)	(0.86)	(2.00)	(6.20)	(1.83)
Net asset value, end of year	$ 20.48	$ 18.31	$ 25.19	$ 32.92	$ 31.98
Total Investment Return[2]
Based on net asset value	13.51%	(24.21)%	(18.37)%	24.46%	11.59%[3]
Ratios to Average Net Assets[4]
Total expenses	1.22%	1.29%	1.18%	1.09%	1.07%
Net investment income	1.27%	1.83%	1.12%	1.08%	1.02%
Supplemental Data
Net assets, end of year (000)	$ 19,858	$ 18,918	$ 27,849	$ 39,143	$ 27,114
Portfolio turnover of the Master LLC	48%	38%	45%	31%	42%

1 Based on average shares outstanding.
2 Where applicable, total investment returns include the reinvestment of dividends and distributions.
3 A portion of total investment return consists of payments by the previous investment advisor to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 11.49% for
Class R Shares.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

12 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements BlackRock Basic Value Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in
Master Basic Value LLC (the “Master LLC”), which has the same invest-
ment objective and strategies as the Fund. The Fund is organized as a
Maryland corporation. The value of the Fund’s investment in the Master
LLC reflects the Fund’s proportionate interest in the net assets of the
Master LLC. The percentage of the Master LLC owned by the Fund at
June 30, 2010 was 99.7%. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the
Fund’s financial statements. The Fund’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares.
Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B,
Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by exsisting shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures
(except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the
Master LLC. Valuation of securities held by the Master LLC, including categorization of fair value measurements, is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Master LLC are accounted for on a trade date basis. The Fund records daily its propor-
tionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s US federal tax returns remains open for each of the four years ended June 30, 2010. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Administration Agreement with BlackRock
Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Currently the Fund pays the
Administrator no fees pursuant to the agreement.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued) BlackRock Basic Value Fund, Inc.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.
Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2010, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $51,611. For the year ended
June 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$86,179
Investor C	$41,451

Furthermore, affiliates received contingent deferred sale charges of
$2,018 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Effective July 1,
2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Administrator. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment
Servicing (US) Inc. Transfer agency fees borne by the Fund are com-
prised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transfer-
ring of shares, check writing, anti-money laundering services, and cus-
tomer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended June 30,
2010, the Fund paid $33 in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center, which is responsible for pro-
viding certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instruc-
tions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2010, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$17,486
Investor A	$26,003
Investor B	$ 3,542
Investor C	$ 9,600
Class R	$ 209

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
June 30, 2010 attributable to the classification of settlement proceeds and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in Capital	$ (8,227)
Undistributed net investment income	$ 792
Accumulated net realized loss	$ 7,435

The tax character of distributions paid during the fiscal years ended June
30, 2010 and June 30, 2009 was as follows:

	6/30/2010	6/30/2009
Ordinary income	$ 78,000,211	$114,620,332
Long-term capital gains	—	93,995,147
Total	$ 78,000,211	$208,615,479

14 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)			BlackRock Basic Value Fund, Inc.
As of June 30, 2010, the tax components of accumulated net earnings were as follows:
Undistributed ordinary income	$ 34,210,019
Capital loss carryforwards	(468,059,366)
Net unrealized gains*	498,041,595
Total	$ 64,192,248
* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the timing and recognition of partnership income.
As of June 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:
Expires June 30,
2017	$ 150,396,348
2018	317,663,018
Total	$ 468,059,366
4. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,085,675	$ 342,973,218	16,546,181	$ 311,383,196
Shares issued to shareholders in reinvestment of dividends
and distributions	1,661,823	37,724,578	4,499,728	95,083,334
Total issued	16,747,498	380,697,796	21,045,909	406,466,530
Shares redeemed	(16,789,471)	(379,459,975)	(33,214,175)	(627,330,107)
Net increase (decrease)	(41,973)	$ 1,237,821	(12,168,266)	$ (220,863,577)
Investor A
Shares sold and automatic conversion of shares	14,106,684	$ 316,136,899	12,791,388	$ 250,825,070
Shares issued to shareholders in reinvestment of dividends
and distributions	1,211,107	27,334,997	3,209,727	67,427,371
Total issued	15,317,791	343,471,896	16,001,115	318,252,441
Shares redeemed	(19,736,172)	(444,119,558)	(20,477,648)	(390,928,456)
Net decrease	(4,418,381)	$ (100,647,662)	(4,476,533)	$ (72,676,015)
Investor B
Shares sold	481,054	$ 10,503,230	1,118,265	$ 20,994,876
Shares issued to shareholders in reinvestment of dividends
and distributions	42,111	936,132	416,763	8,808,027
Total issued	523,165	11,439,362	1,535,028	29,802,903
Shares redeemed and automatic conversion of shares	(4,730,521)	(103,100,199)	(7,829,459)	(148,413,274)
Net decrease	(4,207,356)	$ (91,660,837)	(6,294,431)	$ (118,610,371)

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (concluded)			BlackRock Basic Value Fund, Inc.
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,055,828	$ 43,471,351	2,951,145	$ 53,703,391
Shares issued to shareholders in reinvestment of dividends
and distributions	222,093	4,717,356	929,878	18,735,771
Total issued	2,277,921	48,188,707	3,881,023	72,439,162
Shares redeemed	(4,724,884)	(99,500,217)	(8,244,108)	(146,547,526)
Net decrease	(2,446,963)	$ (51,311,510)	(4,363,085)	$ (74,108,364)
Class R
Shares sold	353,135	$ 7,659,231	353,698	$ 6,765,843
Shares issued to shareholders in reinvestment of dividends
and distributions	14,996	328,854	46,865	965,414
Total issued	368,131	7,988,085	400,563	7,731,257
Shares redeemed	(431,926)	(9,363,839)	(472,645)	(8,905,068)
Net decrease	(63,795)	$ (1,375,754)	(72,082)	$ (1,173,811)
5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Report of Independent Registered Public Accounting Firm

BlackRock Basic Value Fund, Inc.

To the Shareholders and Board of Directors
of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (the “Fund”) as of June 30, 2010,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Basic Value Fund, Inc. as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Princeton, New Jersey
August 20, 2010

Important Tax Information

The entire amount of the ordinary income distribution paid by BlackRock Basic Value Fund, Inc. during the fiscal year ended June 30, 2010 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Portfolio Information			Master Basic Value LLC
As of June 30, 2010
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Equity Holdings	Investments	Investment Criteria	Investments
Exxon Mobil Corp.	4%	Above-Average Yield	33%
International Business Machines Corp.	4	Below-Average Price/Earnings Ratio	30
The Travelers Cos., Inc.	4	Low Price-to-Book Value	17
JPMorgan Chase & Co.	3	Price-to-Cash Flow	14
Unilever NV — ADR	3	Special Situations	6
Halliburton Co.	3
Qwest Communications International, Inc.	3
Kraft Foods, Inc.	3
LSI Corp.	3
Kimberly-Clark Corp.	3

18 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Schedule of Investments June 30, 2010

Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Above-Average Yield* — 33.0%
Aerospace & Defense — 1.5%
Honeywell International, Inc.	1,559,900	$ 60,882,897
Capital Markets — 1.2%
The Bank of New York Mellon Corp.	1,995,300	49,263,957
Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	1,673,000	57,869,070
Commercial Banks — 0.6%
U.S. Bancorp	1,058,500	23,657,475
Diversified Financial Services — 3.3%
JPMorgan Chase & Co.	3,605,900	132,011,999
Diversified Telecommunication
Services — 2.1%
AT&T, Inc.	1,575,500	38,111,345
Verizon Communications, Inc.	1,671,200	46,827,024
		84,938,369
Electric Utilities — 1.4%
The Southern Co.	1,661,200	55,284,736
Food Products — 1.6%
General Mills, Inc.	1,792,700	63,676,704
Industrial Conglomerates — 3.8%
General Electric Co.	5,882,100	84,819,882
Tyco International Ltd.	1,815,425	63,957,423
		148,777,305
Metals & Mining — 1.3%
Alcoa, Inc. (a)	5,049,900	50,801,994
Multi-Utilities — 1.5%
Dominion Resources, Inc. (a)	1,497,098	57,997,577
Oil, Gas & Consumable Fuels — 5.6%
Chevron Corp.	691,900	46,952,334
Exxon Mobil Corp.	2,652,200	151,361,054
Marathon Oil Corp.	793,700	24,676,133
		222,989,521
Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	548,891	13,689,342
Eli Lilly & Co. (a)	1,256,400	42,089,400
Johnson & Johnson	528,700	31,225,022
Merck & Co., Inc.	2,122,716	74,231,378
Pfizer, Inc.	4,340,170	61,890,824
		223,125,966
Software — 2.0%
Microsoft Corp.	3,443,200	79,228,032
Total Above-Average Yield		1,310,505,602

Common Stocks	Shares	Value
Below-Average Price/Earnings Ratio* — 30.5%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	911,600	$ 49,627,504
Capital Markets — 1.7%
Morgan Stanley	2,922,100	67,821,941
Computers & Peripherals — 1.6%
Hewlett-Packard Co.	1,439,100	62,284,248
Diversified Financial Services — 4.2%
Bank of America Corp.	6,658,414	95,681,409
Citigroup, Inc. (b)	18,838,900	70,834,264
		166,515,673
Energy Equipment & Services — 1.6%
Noble Corp.	2,001,800	61,875,638
Food Products — 6.1%
Kraft Foods, Inc.	4,237,269	118,643,532
Unilever NV — ADR	4,580,200	125,131,064
		243,774,596
Insurance — 8.1%
ACE Ltd.	1,408,000	72,483,840
MetLife, Inc.	1,580,840	59,692,519
Prudential Financial, Inc.	775,000	41,586,500
The Travelers Cos., Inc.	3,013,076	148,393,993
		322,156,852
Media — 2.7%
Viacom, Inc., Class B	3,401,000	106,689,370
Metals & Mining — 0.8%
Nucor Corp.	809,600	30,991,488
Office Electronics — 1.0%
Xerox Corp.	4,787,185	38,488,967
Oil, Gas & Consumable Fuels — 1.4%
Devon Energy Corp.	909,700	55,418,924
Total Below-Average Price/Earnings Ratio		1,205,645,201
Low Price-to-Book Value* — 17.4%
Aerospace & Defense — 1.9%
Raytheon Co.	1,600,594	77,452,743
Commercial Banks — 1.0%
Wells Fargo & Co.	1,570,500	40,204,800
Construction & Engineering — 1.6%
Fluor Corp.	1,509,900	64,170,750

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Schedule of Investments (continued)

Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Low Price-to-Book Value* (concluded)
Energy Equipment & Services — 3.1%
Halliburton Co.	5,048,200	$ 123,933,310
Household Products — 2.8%
Kimberly-Clark Corp.	1,854,900	112,462,587
Insurance — 0.1%
Hartford Financial Services Group, Inc. (a)	97,900	2,166,527
Machinery — 0.7%
Deere & Co.	487,700	27,155,136
Media — 1.4%
Walt Disney Co. (a)	1,754,600	55,269,900
Metals & Mining — 0.5%
United States Steel Corp. (a)	475,300	18,322,815
Semiconductors & Semiconductor
Equipment — 4.3%
LSI Corp. (b)	25,297,189	116,367,070
Lam Research Corp. (b)	1,378,873	52,479,906
		168,846,976
Total Low Price-to-Book Value		689,985,544
Price-to-Cash Flow* — 13.7%
Diversified Telecommunication
Services — 3.1%
Qwest Communications International, Inc.	23,479,500	123,267,375
Food & Staples Retailing — 1.2%
The Kroger Co.	2,363,500	46,537,315
Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	1,990,600	56,533,040
IT Services — 0.7%
The Western Union Co.	2,006,000	29,909,460
Media — 3.0%
Comcast Corp., Special Class A	3,270,800	53,739,244
Time Warner, Inc.	2,296,666	66,396,614
		120,135,858
Oil, Gas & Consumable Fuels — 3.4%
Hess Corp.	1,021,300	51,412,242
Occidental Petroleum Corp.	226,700	17,489,905
Peabody Energy Corp.	1,662,700	65,061,451
		133,963,598
Wireless Telecommunication
Services — 0.9%
Sprint Nextel Corp. (b)	8,059,800	34,173,552
Total Price-to-Cash Flow		544,520,198
Special Situations* — 5.9%
Health Care Equipment & Supplies — 0.4%
Covidien Plc	403,600	16,216,648
IT Services — 3.7%
International Business Machines Corp.	1,203,400	148,595,832

Common Stocks	Shares	Value
Special Situations* (concluded)
Semiconductors & Semiconductor
Equipment — 1.8%
Intel Corp.	3,594,600	$ 69,914,970
Total Special Situations		234,727,450
Total Long-Term Investments
(Cost — $3,348,130,951) — 100.5%		3,985,383,995
	Beneficial
	Interest
	(000)
Short-Term Securities
BlackRock Liquidity Series, LLC
Money Market Series, 0.27% (c)(d)(e)	$ 68,108	68,108,300
Total Short-Term Securities
(Cost — $68,108,300) — 1.7%		68,108,300
Total Investments (Cost — $3,416,239,251**) — 102.2%		4,053,492,295
Liabilities in Excess of Other Assets — (2.2)%		(87,122,217)
Net Assets — 100.0%		$3,966,370,078

* Classification is unaudited.
** The cost and unrealized appreciation (depreciation) of investments as of
June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,541,367,729
Gross unrealized appreciation	$ 678,845,806
Gross unrealized depreciation	(166,721,240)
Net unrealized appreciation	$ 512,124,566

(a) Security, or a portion of security, is on loan.
(b) Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Master LLC during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial	Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	June 30, 2009	Activity	June 30, 2010	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	75,156,895 (75,156,895)		—	$ 47,989
BlackRock
Liquidity
Series, LLC
Money Market
Series	63,355,150	4,753,150	68,108,300	$298,751

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.
•For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

20 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Schedule of Investments (concluded)

Master Basic Value LLC

•Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Master LLC’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For infor-
mation about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of June 30, 2010 in deter-
mining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	$3,985,383,995	—	—	$3,985,383,995
Short-Term
Securities	—	$68,108,300	—	68,108,300
Total	$3,985,383,995	$68,108,300	—	$4,053,492,295

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Statement of Assets and Liabilities	Master Basic Value LLC
June 30, 2010
Assets
Investments at value — unaffiliated (including securities loaned of $65,517,421) (cost — $3,348,130,951)	$ 3,985,383,995
Investments at value — affiliated (cost — $68,108,300)	68,108,300
Investments sold receivable	30,182,254
Dividends receivable	5,580,849
Securities lending income receivable — affiliated	20,119
Dividends receivable — affiliated	3,992
Prepaid expenses	119,487
Other assets	1,392
Total assets	4,089,400,388
Liabilities
Collateral on securities loaned at value	68,108,300
Withdrawls payable to investors	25,769,997
Bank overdraft	19,210,858
Investments purchased payable	8,336,678
Investment advisory fees payable	1,404,258
Other affiliates payable	20,652
Directors’ fees payable	1,720
Other accrued expenses payable	177,230
Other liabilities	617
Total liabilities	123,030,310
Net Assets	$ 3,966,370,078
Net Assets Consist of
Investors’ capital	$ 3,329,117,034
Net unrealized appreciation/depreciation	637,253,044
Net Assets	$ 3,966,370,078

See Notes to Financial Statements.

22 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Statement of Operations	Master Basic Value LLC
Year Ended June 30, 2010
Investment Income
Dividends	$ 108,119,122
Foreign taxes withheld	(800,353)
Securities lending — affiliated	298,751
Dividends — affiliated	47,989
Total income	107,665,509
Expenses
Investment advisory	17,651,216
Accounting services	678,562
Custodian	191,335
Directors	115,370
Professional	59,514
Printing	10,074
Miscellaneous	130,645
Total expenses	18,836,716
Less fees waived by advisor	(16,464)
Total expenses after fees waived	18,820,252
Net investment income	88,845,257
Realized and Unrealized Gain
Net realized gain from investments	123,852,530
Net change in unrealized appreciation/depreciation on investments	343,869,161
Total realized and unrealized gain	467,721,691
Net Increase in Net Assets Resulting from Operations	$ 556,566,948

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Statements of Changes in Net Assets				Master Basic Value LLC
				Year Ended June 30,
Increase (Decrease) in Net Assets:				2010	2009
Operations
Net investment income			$ 88,845,257		$ 111,860,336
Net realized gain (loss)				123,852,530	(659,058,854)
Net change in unrealized appreciation/depreciation				343,869,161	(842,747,405)
Net increase (decrease) in net assets resulting from operations				556,566,948	(1,389,945,923)
Capital Transactions
Proceeds from contributions				790,229,991	649,568,659
Value of withdrawals			(1,125,287,017)		(1,361,467,619)
Net decrease in net assets derived from capital transactions				(335,057,026)	(711,898,960)
Net Assets
Total increase (decrease) in net assets				221,509,922	(2,101,844,883)
Beginning of year			3,744,860,156		5,846,705,039
End of year			$3,966,370,078		$ 3,744,860,156
Financial Highlights				Master Basic Value LLC
		Year Ended June 30,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	14.40%	(23.55)%	(17.73)%	25.25%	12.32%[1]
Ratios to Average Net Assets
Total expenses	0.43%	0.44%	0.43%	0.43%	0.43%
Total expenses after fees waived	0.43%	0.44%	0.43%	0.43%	0.43%
Net investment income	2.05%	2.69%	1.87%	1.74%	1.66%
Supplemental Data
Net assets, end of year (000)	$ 3,966,370	$ 3,744,860	$ 5,846,705	$ 8,510,263	$ 7,581,315
Portfolio turnover	48%	38%	45%	31%	42%

1 A portion of total investment return consists of payments by the previous investment advisor for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 12.22%.

See Notes to Financial Statements.

24 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements Master Basic Value LLC

1. Organization and Significant Accounting Policies:

Master Basic Value LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue non transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC’s policy is to fair value its financial instru-
ments at market value using independent dealers or pricing services selected under the supervision of the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market Sys-
tem are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short posi-
tions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consis-
tent with maintaining liquidity and preserving capital. Although the
Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (“SEC”) under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money
Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pric-
ing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC has determined the ex-dividend date.
Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Securities Lending: The Master LLC may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any addi-
tional required collateral is delivered to the Master LLC on the next busi-
ness day. Securities lending income, as disclosed in the Statement of
Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gain-
ing access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.
Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master
LLC can satisfy the requirements of Subchapter M of the Internal
Revenue Code of 1986, as amended. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued) Master Basic Value LLC

The Master LLC files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended June 30, 2010. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the cus-
todian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is respon-
sible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the
Master LLC pays the Manager a monthly fee at the following annual rates of the Master LLC’s average daily net assets:

Portfolio of average daily value of net assets	Rate
Not exceeding $100 million	0.60%
In excess of $100 million, but not exceeding $200 million	0.50%
In excess of $200 million	0.40%

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indi-
rectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of invest-
ment advisory fees paid through its investment in other affiliated invest-
ment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.

The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended June 30, 2010, the Master LLC reimbursed the
Manager $84,280 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the
Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is dis-
closed in the Schedule of Investments. The share of income earned by the Master LLC on such investments is shown as securities lending —
affiliated in the Statement of Operations. For the year ended June 30,
2010, BIM received $72,760 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or Directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended June 30, 2010, were $2,039,299,775 and
$2,172,693,664, respectively.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Master
LLC may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October
31, 2008; a commitment fee of 0.08% per annum based on the Master
LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the

26 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (concluded)

Master Basic Value LLC

Master LLC based on its net assets as of October 31, 2009, a commit-
ment fee of 0.10% per annum based the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and
(b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.
The Master LLC did not borrow under the credit agreement during the year ended June 30, 2010.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master
LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC;
conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty risk by entering into transactions only with coun-
terparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterpar-
ties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the
Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities,
less any collateral held by the Master LLC.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjust-
ment or additional disclosure in the financial statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Report of Independent Registered Public Accounting Firm

Master Basic Value LLC

To the Investors and Board of Directors
of Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities of Master Basic Value LLC (the “Master LLC”), including the schedule of investments, as of June 30, 2010, and the related statement of opera-
tions for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opin-
ion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of June 30,
2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of
Master Basic Value LLC as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 20, 2010

28 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Basic Value LLC (the “Master Fund”)
met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master
Fund’s investment advisor. The Board of Directors of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-
Advisory Agreement”) between the Manager and BlackRock Investment
Management, LLC (the “Sub-Advisor”), with respect to the Master Fund.
BlackRock Basic Value Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory
Agreement are referred to herein as the “Agreements.” For simplicity, the
Board of Directors of the Master Fund and the Board of Directors of the
Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not
“interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)
(the “Independent Board Members). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder
Fund, as pertinent, and perform the various duties imposed on the direc-
tors of investment companies by the 1940 Act. The Independent Board
Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Indepen-
dent Board Member. The Board has established five standing commit-
tees: an Audit Committee, a Governance and Nominating Committee, a
Compliance Committee, a Performance Oversight Committee and an
Executive Committee, each of which is composed of Independent Board
Members (except for the Performance Oversight Committee and the
Executive Committee, each of which also has one interested Board
Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not
“interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable;
(b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/
or the Feeder Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Master Fund’s and/or the Feeder Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions, (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master
Fund’s and/or the Feeder Fund’s valuation and liquidity procedures;
(k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the
Feeder Fund, as applicable, and the investment performance of the
Feeder Fund as compared with a peer group of funds as determined by
Lipper (collectively, “Peers”); (b) information on the profitability of the
Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for addi-
tional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010
Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board of the
Master Fund, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Man-
ager and the Master Fund and the Sub-Advisory Agreement between the
Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2011. The Board of the Feeder Fund, including the Independent Board Members, also considered the continu-
ation of the Agreements and found the Agreements to be satisfactory.
In approving the continuation of the Agreements, the Board considered:

(a) the nature, extent and quality of the services provided by BlackRock;
(b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relation-
ship with the Master Fund and the Feeder Fund; (d) economies of scale;
and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates and significant share-
holders from their relationship with the Master Fund and the Feeder
Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Feeder Fund. Throughout the year, the Board compared the Feeder
Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The
Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The
Board also reviewed the materials provided by the portfolio management team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capa-
bilities, BlackRock’s use of technology, BlackRock’s commitment to com-
pliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates and significant shareholders provide the Master Fund and the Feeder Fund with certain administrative, transfer agency, shareholder and other serv-
ices (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder
Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with other serv-
ices, including (i) preparing disclosure documents, such as the prospec-
tus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing
Board meetings and preparing the materials for such Board meetings;
(v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and pro-
cedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund
and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master
Fund and the Feeder Fund, as applicable. The Board noted that the
Master Fund’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 13, 2010 meet-
ing, the Board was provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis

30 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Feeder
Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds.
The Board regularly reviews the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Feeder Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s contractual advisory fee rate compared with the other funds in the
Feeder Fund’s Lipper category. It also compared the Feeder Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar invest-
ment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Fund and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the
Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board re-
viewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s
and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Feeder Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the
Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase.
The Board also considered the extent to which the Master Fund and
Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the
Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Master Fund and the Feeder Fund, both tangible and intangible, such as
BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

significant shareholders as service providers to the Master Fund and the Feeder Fund, including for administrative, transfer agency and distri-
bution services. The Board also considered BlackRock’s overall opera-
tions and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on
December 1, 2009, and that BlackRock’s funds may invest in such
ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board
Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board of the Master Fund considered the detailed review of BlackRock’s fee structure, as it applies to the Master Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master
Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best inter-
est of the Master Fund and its shareholders. The Board of the Feeder
Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund/Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	Board, Director	2007	Corp. (energy and steel business) from 1991 to 2001.	97 Portfolios	(insurance company);
New York, NY 10055	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	of the Board,	1998	company) since 1997; Director, Michael J. Fox Foundation for	97 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	Chairman of the		Parkinson’s Research since 2000; Director, BTG International
1941	Audit Committee		Plc (a global technology commercialization company) from
	and Director		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	34 RICs consisting of	None
55 East 52nd Street		2007	1996 and Executive Vice President thereof from 1996 to 2003;	97 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	97 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2002	investment partnership) since 1979; Managing General Partner,	97 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Stuart E. Eizenstat	Director	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
55 East 52nd Street		2007	Burling (law firm) since 2001; International Advisory Board	97 Portfolios	communications);
New York, NY 10055			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
1943			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corp. (delivery
			Advisory Board GML (energy) since 2003.		service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2007		97 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2005	since 2009 and Trustee thereof from 2003 to 2009;Director,	97 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003;Director,		Corp.(auto parts
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		manufacturing); TJX
			(energy solutions company) from 2006 to 2007; Vice Chairman		Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
40 East 52nd Street		2007	firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)	97 Portfolios
New York, NY 10022			since 2000; Director of ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund/Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Trustees[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	34 RICs consisting of	None
55 East 52nd Street		2003	Ruckleshaus Institute and Haub School of Natural Resources	97 Portfolios
New York, NY 10055			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	34 RICs consisting of	Bowne & Co., Inc.
55 East 52nd Street	and Member	2007	of Business Administration since 1995.	97 Portfolios	(financial printers);
New York, NY 10055	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy
BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M.
Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Trustees[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	291 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	97 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	169 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	291 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc.
and its affiliated as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resigna-
tion, removal or death, or until December 31 of the year in which they turn 72.

34 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund/Master LLC	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and Vice President from 2007 to 2009.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor and	Custodian		Accounting Agent	Legal Counsel	Address of the Fund
Administrator	The Bank of New York		State Street Bank and Trust	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
BlackRock Advisors, LLC	Mellon		Company	New York, NY 10019	Wilmington, DE 19809
Wilmington, DE 19809	New York, NY 10286		Princeton, NJ 08540
Independent Registered
Sub-Advisor	Transfer Agent		Distributor	Public Accounting Firm
BlackRock Investment	BNY Mellon Investment		BlackRock Investments, LLC	Deloitte & Touche LLP
Management, LLC	Servicing (US) Inc.		New York, NY 10022	Princeton, NJ 08540
Plainsboro, NJ 08536	Wilmington, DE 19809

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”)
for the first and third quarters of each fiscal year on Form N-Q. The
Fund’s/Master LLC‘s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the
SEC’s Public Reference Room in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. The Fund’s/Master LLC‘s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800)
441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2010

This report is not authorized for use as an offer of sale or a solic-
itation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a repre-
sentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Basic	$6,800	$6,800	$0	$0	$6,100	$6,100	$888	$1,028
Value Fund, Inc.
Master Basic Value
LLC	$34,000	$41,500	$0	$0	$9,200	$9,200	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Basic Value Fund,	$17,765	$409,628
Inc.
Master Basic Value LLC	$19,977	$411,700

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 2, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 2, 2010